SUPPLEMENT Dated March 11, 2009 To The Prospectus Dated April 28, 2008 For

ING Architect New York

Issued By ReliaStar Life Insurance Company of New York Through Its Separate Account NY-B

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

NOT AVAILABLE:	Premium Credit rider
Optional Surrender Charge Schedule rider

Beginning on and after March 11, 2009, neither the Premium Credit rider nor the Optional Surrender Charge Schedule rider is available for purchase with the Contract.

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